UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 09, 2025

Terns Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39926	98-1448275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 East Hillsdale Blvd.
Suite 100
Foster City, California		94404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 525-5535

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TERN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Underwritten Public Offering

On December 9, 2025, Terns Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, TD Securities (USA) LLC and Leerink Partners LLC, as representatives of the several underwriters named in Schedule 1 thereto (collectively, the “Underwriters”), relating to the underwritten public offering (the “Offering”) of 16,250,000 shares (the “Underwritten Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, exercisable within 30 days from the date of the Underwriting Agreement, to purchase up to 2,437,500 additional shares of Common Stock (the “Option Shares” and together with the Underwritten Shares, the “Shares”), which the Underwriters exercised in full on December 10, 2025. The closing of the Offering is expected to take place on December 11, 2025. All of the Shares are being sold by the Company. The offering price of the Shares to the public is $40.00 per share. The Underwriters have agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $37.60 per share.

The Company estimates that the net proceeds from the Offering will be approximately $705.8 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, and including the full exercise of the Underwriters’ option to purchase the Option Shares.

The Offering was made pursuant to a shelf registration statement on Form S-3 (File No. 333-292016) that was filed with the Securities and Exchange Commission (“SEC”) on December 9. 2025 and automatically became effective on such date. A prospectus supplement relating to the Offering has been filed with the SEC.

The Underwriting Agreement contains customary representations, warranties, covenants, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, and other obligations of the parties. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The foregoing is only a brief description of the terms of the Underwriting Agreement, does not purport to be a complete statement of the rights and obligations of the parties under the Underwriting Agreement and the transactions contemplated thereby, and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the legal opinion of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Shares is filed as Exhibit 5.1 hereto.

Pricing of Public Offering

The full text of the press release announcing the pricing of the Offering on December 9, 2025 is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Cash Runway

Based on current plans, the Company estimates that its existing cash, cash equivalents and marketable securities, together with the estimated net proceeds from the Offering, will be sufficient to enable the Company to fund its operating expenses and capital expenditure requirements at least into 2031. The Company has based this estimate on assumptions that may prove to be wrong, and the Company could use its available capital resources sooner than it currently expects.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements about the Company within the meaning of the federal securities laws, including the anticipated net proceeds from the Offering, the anticipated closing of the Offering and the sufficiency of the Company’s cash resources, constitute forward-looking statements. All statements other than statements of historical facts contained in this press release are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. The Company has based these forward-looking statements largely on its current expectations, estimates, forecasts and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. These statements are subject to risks and uncertainties that could cause the actual results and the implementation of the Company’s plans to vary materially, including the risks associated with the satisfaction of customary closing conditions related to the Offering and the initiation, cost, timing, progress, results and utility of the Company’s current and future research and development activities and preclinical studies and clinical trials. These risks are not exhaustive. For a detailed discussion of the risk factors that could affect the Company and the offering, please refer to the risk factors identified in the Company’s SEC reports, including but not limited to its Annual Report on Form 10-K for the year ended December 31, 2024, its Quarterly Reports on Form 10-Q, and its preliminary prospectus supplement. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 9, 2025, by and among Terns Pharmaceuticals, Inc. and Jefferies LLC, TD Securities (USA) LLC and Leerink Partners LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

99.1	Press Release dated December 9, 2025.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERNS PHARMACEUTICALS, INC.

Date: December 11, 2025	By:	/s/ Caryn McDowell
Caryn McDowell
Chief Legal Officer and Corporate Secretary